Ivy Funds

Supplement dated February 22, 2017 to the

Ivy IG International Small Cap Fund Statement of Additional Information

dated January 10, 2017

Effective March 3, 2017, Class R6 shares of the Fund will be renamed as “Class N shares.” There will be no change to the ticker symbol of this share class. There also will be no change to the rights, preferences or expenses associated with this share class. On that date, all references in this statement of additional information to Class R6 shares are changed to Class N shares.

Supplement	Statement of Additional Information	1